EXHIBIT 10.3

Schedule of Executive Officers who are Parties
to the Amended and Restated Severance Agreements in the Forms Filed as
Exhibit 10(e) to the Company’s Annual Report on Form 10-K
For the Fiscal Year Ended December 31, 2010

Form A of Severance Agreement

John G. Morikis
Sean P. Hennessy

Form B of Severance Agreement

Joel D. Baxter
Robert J. Davisson
Cheri M. Phyfer
Robert J. Wells

Form C of Severance Pay Agreement

Jane M. Cronin
Thomas P. Gilligan
Catherine M. Kilbane
Allen J. Mistysyn
David B. Sewell

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